Exhibit 99.3

Financial Supplement First Quarter 2018

The information in this Financial Supplement is preliminary and based on company data available at the time of the earnings presentation. It speaks only as of the particular date or dates included in the accompanying pages. The company does not undertake an obligation to, and disclaims any duty to, update any of the information provided. Any forward-looking statements in this Financial Supplement are subject to the forward-looking statements language contained in the company’s reports filed with the SEC pursuant to the Securities Exchange Act of 1934, which can be found on the SEC’s website (www.sec.gov) or on the company’s website (www.citizensbank.com). The company’s future financial performance is subject to the risks and uncertainties described in its SEC filings.

CONSOLIDATED FINANCIAL HIGHLIGHTS

(in millions, except share, per-share and ratio data)

	QUARTERLY TRENDS
						1Q18 Change
	1Q18	4Q17	3Q17	2Q17	1Q17	4Q17			1Q17
						$		%	$		%
SELECTED OPERATING DATA
Total revenue	$1,462	$1,484	$1,443	$1,396	$1,384	($22)		(1%)	$78		6%
Noninterest expense	883	898	858	864	854	(15)		(2)	29		3

Profit before provision for credit losses	579	586	585	532	530	(7)		(1)	49		9
Provision for credit losses	78	83	72	70	96	(5)		(6)	(18)		(19)
NET INCOME	388	666	348	318	320	(278)		(42)	68		21
Net income, Underlying[1]	388	349	348	318	297	39		11	91		31
Net income available to common stockholders	381	666	341	318	313	(285)		(43)	68		22
Net income available to common stockholders, Underlying[1]	381	349	341	318	290	32		9	91		31
PER COMMON SHARE DATA
Basic earnings	$0.78	$1.35	$0.68	$0.63	$0.61	($0.57)		(42%)	$0.17		28%
Diluted earnings	0.78	1.35	0.68	0.63	0.61	(0.57)		(42)	0.17		28
Basic earnings, Underlying[1]	0.78	0.71	0.68	0.63	0.57	0.07		10	0.21		37
Diluted earnings, Underlying[1]	0.78	0.71	0.68	0.63	0.57	0.07		10	0.21		37
Cash dividends declared and paid per common share	0.22	0.18	0.18	0.14	0.14	0.04		22	0.08		57
Book value per common share	40.64	40.80	39.76	39.17	38.47	(0.16)		–	2.17		6
Tangible book value per common share	27.24	27.48	27.05	26.61	26.02	(0.24)		(1)	1.22		5
Dividend payout ratio	28%	13%	26%	22%	23%	NM			500	bps
Dividend payout ratio, Underlying[1]	28	25	26	22	25	300	bps		300	bps
COMMON SHARES OUTSTANDING
Average: Basic	487,500,618	492,149,763	500,861,076	506,371,846	509,451,450	(4,649,145)		(1%)	(21,950,832)		(4%)
Diluted	489,266,826	493,788,007	502,157,384	507,414,122	511,348,200	(4,521,181)		(1)	(22,081,374)		(4)
Common shares at period-end	487,551,444	490,812,912	499,505,285	505,880,851	509,515,646	(3,261,468)		(1)	(21,964,202)		(4)
SHARE PRICE
High	$48.23	$42.93	$38.06	$38.01	$39.75	$5.30		12%	$8.48		21%
Low	40.80	36.10	31.51	33.13	32.99	4.70		13	7.81		24
Close	41.98	41.98	37.87	35.68	34.55	–		–	7.43		22
Market capitalization	20,467	20,604	18,916	18,050	17,604	(137)		(1)	2,863		16
SEGMENT NET INCOME
Consumer Banking	$170	$117	$122	$118	$95	$53		45%	$75		79%
Commercial Banking	215	206	201	187	180	9		4	35		19
Other	3	343	25	13	45	(340)		(99)	(42)		(93)

NET INCOME	$388	$666	$348	$318	$320	($278)		(42%)	$68		21%

1 These are non-GAAP financial measures. For further information on these measures, refer to “Key Performance Metrics, Non-GAAP Financial Measures and Reconciliations” at the end of this document.

CONSOLIDATED FINANCIAL HIGHLIGHTS, CONTINUED

(in millions, except ratio and headcount data)

	QUARTERLY TRENDS
						1Q18 Change
	1Q18	4Q17	3Q17	2Q17	1Q17	4Q17			1Q17
						$/bps		%	$/bps		%
FINANCIAL RATIOS
Net interest margin	3.16%	3.08%	3.05%	2.97%	2.96%	8	bps		20	bps
Return on average common equity	7.83	13.46	6.87	6.48	6.52	(563	) bps		131	bps
Return on average common equity, Underlying[1]	7.83	7.05	6.87	6.48	6.05	78	bps		178	bps
Return on average tangible common equity	11.71	19.92	10.13	9.57	9.68	(821	) bps		203	bps
Return on average tangible common equity, Underlying[1]	11.71	10.43	10.13	9.57	8.98	128	bps		273	bps
Return on average total assets	1.04	1.75	0.92	0.85	0.87	(71	) bps		17	bps
Return on average total assets, Underlying[1]	1.04	0.92	0.92	0.85	0.81	12	bps		23	bps
Return on average total tangible assets	1.08	1.83	0.96	0.89	0.91	(75	) bps		17	bps
Return on average total tangible assets, Underlying[1]	1.08	0.96	0.96	0.89	0.85	12	bps		23	bps
Effective income tax rate	22.52	(32.40)	32.18	31.13	26.36	NM			(384	) bps
Effective income tax rate, Underlying[1]	22.52	33.68	32.18	31.13	31.56	NM			(904	) bps
Efficiency ratio	60.43	60.52	59.41	61.94	61.68	(9	) bps		(125	) bps
Efficiency ratio, Underlying[1]	60.43	58.50	59.41	60.36	61.68	193	bps		(125	) bps
CAPITAL RATIOS - PERIOD-END (PRELIMINARY)[2]
CET1 capital ratio	11.2%	11.2%	11.1%	11.2%	11.2%
Tier 1 capital ratio	11.4	11.4	11.3	11.4	11.4
Total capital ratio	13.9	13.9	13.8	14.0	14.0
Tier 1 leverage ratio	10.0	10.0	9.9	9.9	9.9
SELECTED BALANCE SHEET DATA (PERIOD-END)
Total assets	$153,453	$152,336	$151,356	$151,407	$150,285	$1,117		1%	$3,168		2%
Loans and leases:
Commercial	53,144	52,031	52,381	51,888	51,892	1,113		2	1,252		2
Retail	58,281	58,586	57,770	57,158	56,219	(305)		(1)	2,062		4

Total loans and leases	111,425	110,617	110,151	109,046	108,111	808		1	3,314		3
Deposits	115,730	115,089	113,235	113,613	112,112	641		1	3,618		3
Long-term borrowed funds	13,486	11,765	13,400	13,154	11,780	1,721		15	1,706		14
Total stockholders’ equity	20,059	20,270	20,109	20,064	19,847	(211)		(1)	212		1
Loans-to-deposits ratio (period-end balances)[3]	96.97%	96.74%	98.36%	96.60%	97.03%	23	bps		(6	) bps
Loans-to-deposits ratio (average balances)[3]	98.56	97.77	97.59	99.08	98.81	79	bps		(25	) bps
Full-time equivalent colleagues	17,546	17,594	17,696	17,738	17,515	(48)		–	31		–

1 These are non-GAAP financial measures. For further information on these measures, refer to “Key Performance Metrics, Non-GAAP Financial Measures and Reconciliations” at the end of this document.

2 The December 31, 2017 capital ratios reflect the retrospective adoption of FASB ASU 2018-02, Income Statement-Reporting Comprehensive Income (Topic 220): Reclassification of Certain Tax Effects from Accumulated Other Comprehensive Income.

3 Includes loans and leases held for sale.

CONSOLIDATED STATEMENTS OF OPERATIONS (unaudited)

(in millions)

	QUARTERLY TRENDS
						1Q18 Change
	1Q18	4Q17	3Q17	2Q17	1Q17	4Q17		1Q17
						$	%	$	%
INTEREST INCOME:
Interest and fees on loans and leases	$1,146	$1,121	$1,096	$1,040	$992	$25	2%	$154	16%
Interest and fees on loans held for sale	4	5	5	4	4	(1)	(20)	–	–
Interest and fees on other loans held for sale	4	4	3	2	1	–	–	3	NM
Investment securities	168	156	155	154	160	12	8	8	5
Interest-bearing deposits in banks	6	5	5	5	3	1	20	3	100

Total interest income	1,328	1,291	1,264	1,205	1,160	37	3	168	14

INTEREST EXPENSE:
Deposits	145	130	123	102	86	15	12	59	69
Federal funds purchased and securities sold under agreements to repurchase	1	1	1	–	1	–	–	–	–
Other short-term borrowed funds	9	9	7	7	8	–	–	1	13
Long-term borrowed funds	82	71	71	70	60	11	15	22	37

Total interest expense	237	211	202	179	155	26	12	82	53

Net interest income	1,091	1,080	1,062	1,026	1,005	11	1	86	9

NONINTEREST INCOME:
Service charges and fees	124	131	131	129	125	(7)	(5)	(1)	(1)
Card fees	61	56	58	59	60	5	9	1	2
Capital markets fees	39	42	53	51	48	(3)	(7)	(9)	(19)
Trust and investment services fees	40	42	38	39	39	(2)	(5)	1	3
Letter of credit and loan fees	30	31	30	31	29	(1)	(3)	1	3
Foreign exchange and interest rate products	27	32	24	26	27	(5)	(16)	–	–
Mortgage banking fees	25	28	27	30	23	(3)	(11)	2	9
Securities gains, net	8	2	2	3	4	6	NM	4	100
Other income	17	40	18	2	24	(23)	(58)	(7)	(29)

Total noninterest income	371	404	381	370	379	(33)	(8)	(8)	(2)

TOTAL REVENUE	1,462	1,484	1,443	1,396	1,384	(22)	(1)	78	6
Provision for credit losses	78	83	72	70	96	(5)	(6)	(18)	(19)
NONINTEREST EXPENSE:
Salaries and employee benefits[1]	470	450	438	432	446	20	4	24	5
Outside services	99	118	99	96	91	(19)	(16)	8	9
Occupancy	81	80	78	79	82	1	1	(1)	(1)
Equipment expense	67	67	65	64	67	–	–	–	–
Amortization of software	46	46	45	45	44	–	–	2	5
Other operating expense[1]	120	137	133	148	124	(17)	(12)	(4)	(3)

Total noninterest expense	883	898	858	864	854	(15)	(2)	29	3

Income before income tax expense (benefit)	501	503	513	462	434	(2)	–	67	15
Income tax expense (benefit)	113	(163)	165	144	114	276	169	(1)	(1)

Net income	$388	$666	$348	$318	$320	($278)	(42%)	$68	21%

Net income, Underlying[2]	$388	$349	$348	$318	$297	$39	11%	$91	31%

Net income available to common stockholders	$381	$666	$341	$318	$313	($285)	(43%)	$68	22%

Net income available to common stockholders, Underlying[2]	$381	$349	$341	$318	$290	$32	9%	$91	31%

1As of January 1, 2018, we retrospectively adopted ASU 2017-07, Compensation - Retirement Benefits (Topic 715): Improving the Presentation of Net Periodic Pension Cost and Net Periodic Postretirement Benefit Cost, which requires the service cost component of net periodic pension and postretirement benefit cost to be reported separately in the Consolidated Statements of Operations from the other components. Prior periods have been adjusted to conform with the current period presentation.

2 These are non-GAAP financial measures. For further information on these measures, refer to “Key Performance Metrics, Non-GAAP Financial Measures and Reconciliations” at the end of this document.

CONSOLIDATED BALANCE SHEETS (unaudited)

(in millions)

PERIOD-END BALANCES	AS OF					MARCH 31, 2018 CHANGE
	Mar 31, 2018	Dec 31, 2017	Sept 30, 2017	June 30, 2017	Mar 31, 2017	Dec 31, 2017		Mar 31, 2017
						$	%	$	%
ASSETS:
Cash and due from banks	$1,172	$987	$781	$904	$882	$185	19%	$290	33%
Interest-bearing cash and due from banks	2,687	2,045	1,339	3,263	3,111	642	31	(424)	(14)
Interest-bearing deposits in banks	142	192	287	433	351	(50)	(26)	(209)	(60)
Debt securities available for sale, at fair value[1]	19,958	20,157	19,982	19,257	19,964	(199)	(1)	(6)	–
Debt securities held to maturity[1]	4,555	4,685	4,823	4,967	4,992	(130)	(3)	(437)	(9)
Equity securities, at fair value[1]	172	169	165	97	101	3	2	71	70
Equity securities, at cost[1]	748	722	772	794	939	26	4	(191)	(20)
Loans held for sale, at fair value	478	497	500	520	448	(19)	(4)	30	7
Other loans held for sale	322	221	724	187	221	101	46	101	46
Loans and leases	111,425	110,617	110,151	109,046	108,111	808	1	3,314	3
Less: Allowance for loan and lease losses	(1,246)	(1,236)	(1,224)	(1,219)	(1,224)	(10)	(1)	(22)	(2)

Net loans and leases	110,179	109,381	108,927	107,827	106,887	798	1	3,292	3
Derivative assets	274	617	596	408	357	(343)	(56)	(83)	(23)
Premises and equipment	687	685	618	600	582	2	–	105	18
Bank-owned life insurance	1,669	1,656	1,646	1,636	1,623	13	1	46	3
Goodwill	6,887	6,887	6,887	6,887	6,876	–	–	11	–
Due from broker	84	6	226	530	–	78	NM	84	100
Other assets	3,439	3,429	3,083	3,097	2,951	10	–	488	17

TOTAL ASSETS	$153,453	$152,336	$151,356	$151,407	$150,285	$1,117	1%	$3,168	2%

LIABILITIES AND STOCKHOLDERS’ EQUITY:
LIABILITIES:
Deposits:
Noninterest-bearing	$28,437	$29,279	$28,643	$27,814	$27,713	($842)	(3%)	$724	3%
Interest-bearing	87,293	85,810	84,592	85,799	84,399	1,483	2	2,894	3

Total deposits	115,730	115,089	113,235	113,613	112,112	641	1	3,618	3
Federal funds purchased and securities sold under agreements to repurchase[2]	315	815	453	429	1,093	(500)	(61)	(778)	(71)
Other short-term borrowed funds	1,494	1,856	1,505	2,004	2,762	(362)	(20)	(1,268)	(46)
Derivative liabilities	331	310	242	159	320	21	7	11	3
Deferred taxes, net	475	571	744	740	744	(96)	(17)	(269)	(36)
Long-term borrowed funds	13,486	11,765	13,400	13,154	11,780	1,721	15	1,706	14
Due to broker	84	–	–	–	–	84	100	84	100
Other liabilities	1,479	1,660	1,668	1,244	1,627	(181)	(11)	(148)	(9)

TOTAL LIABILITIES	133,394	132,066	131,247	131,343	130,438	1,328	1	2,956	2
STOCKHOLDERS’ EQUITY:
Preferred stock:
$25.00 par value, 100,000,000 shares authorized for each of the periods presented	247	247	247	247	247	–	–	–	–
Common stock:
$0.01 par value, 1,000,000,000 shares authorized for each of the periods presented	6	6	6	6	6	–	–	–	–
Additional paid-in capital	18,797	18,781	18,768	18,761	18,751	16	–	46	–
Retained earnings[3]	4,437	4,164	3,442	3,191	2,944	273	7	1,493	51
Treasury stock, at cost	(2,283)	(2,108)	(1,773)	(1,548)	(1,418)	(175)	(8)	(865)	(61)
Accumulated other comprehensive loss[3]	(1,145)	(820)	(581)	(593)	(683)	(325)	(40)	(462)	(68)

TOTAL STOCKHOLDERS’ EQUITY	20,059	20,270	20,109	20,064	19,847	(211)	(1)	212	1

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$153,453	$152,336	$151,356	$151,407	$150,285	$1,117	1%	$3,168	2%

Memo: Total tangible common equity	$13,280	$13,489	$13,512	$13,463	$13,258	($209)	(2%)	$22	–%

1 As of January 1, 2018, we adopted ASU 2016-01, Financial Instruments, Overall (Subtopic 825-10): Recognition and Measurement of Financial Assets and Financial Liabilities, which requires separate presentation of financial assets and financial liabilities by measurement category and form of financial assets on the balance sheet.

2 Balances are net of certain short-term receivables associated with reverse repurchase agreements.

3 The December 31, 2017 balances reflect the retrospective adoption of FASB ASU 2018-02, Income Statement-Reporting Comprehensive Income (Topic 220): Reclassification of Certain Tax Effects from Accumulated Other Comprehensive Income.

LOANS AND DEPOSITS

(in millions)

PERIOD-END BALANCES	AS OF					MARCH 31, 2018 CHANGE
	Mar 31, 2018	Dec 31, 2017	Sept 30, 2017	June 30, 2017	Mar 31, 2017	Dec 31, 2017		Mar 31, 2017
						$	%	$	%
LOANS AND LEASES:
Commercial	$38,277	$37,562	$37,706	$37,329	$37,369	$715	2%	$908	2%
Commercial real estate	11,775	11,308	11,426	11,213	10,915	467	4	860	8
Leases	3,092	3,161	3,249	3,346	3,608	(69)	(2)	(516)	(14)

Total commercial loans and leases	53,144	52,031	52,381	51,888	51,892	1,113	2	1,252	2

Residential mortgages	17,346	17,045	16,619	16,082	15,389	301	2	1,957	13
Home equity loans	1,298	1,392	1,483	1,606	1,730	(94)	(7)	(432)	(25)
Home equity lines of credit	13,190	13,483	13,555	13,696	13,812	(293)	(2)	(622)	(5)
Home equity loans serviced by others[1]	504	542	599	647	698	(38)	(7)	(194)	(28)
Home equity lines of credit serviced by others[1]	136	149	166	182	201	(13)	(9)	(65)	(32)
Automobile	12,794	13,204	13,311	13,449	13,636	(410)	(3)	(842)	(6)
Education	8,324	8,134	8,014	7,720	7,242	190	2	1,082	15
Credit card	1,808	1,848	1,754	1,711	1,650	(40)	(2)	158	10
Other retail	2,881	2,789	2,269	2,065	1,861	92	3	1,020	55

Total retail loans	58,281	58,586	57,770	57,158	56,219	(305)	(1)	2,062	4

Total loans and leases	$111,425	$110,617	$110,151	$109,046	$108,111	$808	1%	$3,314	3%

Loans held for sale, at fair value	$478	$497	$500	$520	$448	($19)	(4%)	$30	7%
Other loans held for sale	322	221	724	187	221	101	46	101	46

Loans and leases and loans held for sale	$112,225	$111,335	$111,375	$109,753	$108,780	$890	1%	$3,445	3%

DEPOSITS:
Demand	$28,437	$29,279	$28,643	$27,814	$27,713	($842)	(3%)	$724	3%
Checking with interest	21,767	22,229	21,756	22,497	21,913	(462)	(2)	(146)	(1)
Regular savings	9,896	9,518	9,470	9,542	9,441	378	4	455	5
Money market accounts	38,880	37,454	37,070	38,275	37,833	1,426	4	1,047	3
Term deposits	16,750	16,609	16,296	15,485	15,212	141	1	1,538	10

Total deposits	$115,730	$115,089	$113,235	$113,613	$112,112	$641	1%	$3,618	3%

1 Our Serviced by Others (“SBO”) portfolio consists of purchased loans and lines of credit that were originally serviced by others.

AVERAGE BALANCE SHEETS AND ANNUALIZED YIELDS

(in millions)

	QUARTERLY TRENDS
AVERAGE BALANCES						1Q18 Change
	1Q18	4Q17	3Q17	2Q17	1Q17	4Q17		1Q17
						$	%	$	%
ASSETS:
Interest-bearing cash and due from banks and deposits in banks	$1,442	$1,528	$1,663	$2,081	$1,965	($86)	(6%)	($523)	(27%)

Taxable investment securities	25,433	25,678	25,588	25,732	25,789	(245)	(1)	(356)	(1)
Non-taxable investment securities	6	6	7	7	7	–	–	(1)	(14)

Total investment securities	25,439	25,684	25,595	25,739	25,796	(245)	(1)	(357)	(1)

Investment securities and interest-bearing deposits	26,881	27,212	27,258	27,820	27,761	(331)	(1)	(880)	(3)

Commercial	37,960	37,713	37,448	37,846	37,517	247	1	443	1
Commercial real estate	11,549	11,396	11,401	11,086	10,821	153	1	728	7
Leases	3,114	3,201	3,302	3,557	3,696	(87)	(3)	(582)	(16)

Total commercial loans and leases	52,623	52,310	52,151	52,489	52,034	313	1	589	1

Residential mortgages	17,162	16,794	16,323	15,646	15,285	368	2	1,877	12
Home equity loans	1,342	1,437	1,547	1,668	1,793	(95)	(7)	(451)	(25)
Home equity lines of credit	13,353	13,501	13,608	13,765	13,955	(148)	(1)	(602)	(4)
Home equity loans serviced by others[1]	520	564	618	668	719	(44)	(8)	(199)	(28)
Home equity lines of credit serviced by others[1]	142	156	173	188	207	(14)	(9)	(65)	(31)
Automobile	13,015	13,277	13,349	13,574	13,772	(262)	(2)	(757)	(5)
Education	8,283	8,071	7,814	7,490	6,837	212	3	1,446	21
Credit cards	1,828	1,803	1,738	1,693	1,665	25	1	163	10
Other retail	2,847	2,537	2,163	1,959	1,798	310	12	1,049	58

Total retail loans	58,492	58,140	57,333	56,651	56,031	352	1	2,461	4

Total loans and leases	111,115	110,450	109,484	109,140	108,065	665	1	3,050	3
Loans held for sale, at fair value	420	482	503	465	510	(62)	(13)	(90)	(18)
Other loans held for sale	255	285	234	162	74	(30)	(11)	181	245

Interest-earning assets	138,671	138,429	137,479	137,587	136,410	242	–	2,261	2
Allowance for loan and lease losses	(1,236)	(1,222)	(1,220)	(1,223)	(1,235)	(14)	(1)	(1)	–
Goodwill	6,887	6,887	6,887	6,882	6,876	–	–	11	–
Other noninterest-earning assets	7,201	7,017	6,866	6,632	6,735	184	3	466	7

TOTAL ASSETS	$151,523	$151,111	$150,012	$149,878	$148,786	$412	–%	$2,737	2%

LIABILITIES AND STOCKHOLDERS’ EQUITY: LIABILITIES:
Checking with interest	$21,665	$21,459	$21,909	$21,751	$20,699	$206	1%	$966	5%
Money market accounts	37,084	37,483	37,535	36,912	37,874	(399)	(1)	(790)	(2)
Regular savings	9,627	9,473	9,491	9,458	9,110	154	2	517	6
Term deposits	16,503	16,470	15,971	15,148	14,173	33	–	2,330	16

Total interest-bearing deposits	84,879	84,885	84,906	83,269	81,856	(6)	–	3,023	4
Federal funds purchased and securities sold under agreements to repurchase[2]	645	685	733	808	882	(40)	(6)	(237)	(27)
Other short-term borrowed funds	1,481	2,432	1,624	2,275	2,963	(951)	(39)	(1,482)	(50)
Long-term borrowed funds	13,549	11,658	12,210	13,647	12,412	1,891	16	1,137	9

Total borrowed funds	15,675	14,775	14,567	16,730	16,257	900	6	(582)	(4)

Total interest-bearing liabilities	100,554	99,660	99,473	99,999	98,113	894	1	2,441	2
Total demand deposits	28,544	28,868	28,041	27,521	28,098	(324)	(1)	446	2
Other liabilities	2,446	2,712	2,523	2,452	2,868	(266)	(10)	(422)	(15)

TOTAL LIABILITIES	131,544	131,240	130,037	129,972	129,079	304	–	2,465	2

STOCKHOLDERS’ EQUITY	19,979	19,871	19,975	19,906	19,707	108	1	272	1

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$151,523	$151,111	$150,012	$149,878	$148,786	$412	–%	$2,737	2%

Memo: Total average tangible common equity	$13,198	$13,266	$13,376	$13,309	$13,115	($68)	(1%)	$83	1%

Total deposits (interest-bearing and demand)	$113,423	$113,753	$112,947	$110,790	$109,954	($330)	–%	$3,469	3%

1 Our SBO portfolio consists of purchased loans and lines of credit that were originally serviced by others.

2 Balances are net of certain short-term receivables associated with reverse repurchase agreements.

AVERAGE BALANCE SHEETS AND ANNUALIZED YIELDS, CONTINUED

(in millions, except rates)

	QUARTERLY TRENDS
AVERAGE ANNUALIZED YIELDS AND RATES	1Q18		4Q17		3Q17		2Q17		1Q17
	Rate	Income/ Expense	Rate	Income/ Expense	Rate	Income/ Expense	Rate	Income/ Expense	Rate	Income/ Expense
INTEREST-EARNING ASSETS:
Interest-bearing deposits in banks	1.61%	$6	1.30%	$5	1.14%	$5	0.88%	$5	0.63%	$3

Taxable investment securities	2.64	168	2.44	156	2.42	155	2.39	154	2.48	160
Non-taxable investment securities	2.60	–	2.60	–	2.60	–	2.60	–	2.60	–

Total investment securities	2.64	168	2.44	156	2.42	155	2.39	154	2.48	160

Investment securities and interest-bearing deposits		174		161		160		159		163

Commercial	3.77	357	3.65	352	3.61	344	3.40	326	3.33	312
Commercial real estate	4.11	119	3.80	110	3.69	108	3.47	97	3.21	87
Leases	2.61	20	2.48	20	2.54	21	2.50	22	2.47	23

Total commercial loans and leases	3.77	496	3.61	482	3.56	473	3.35	445	3.24	422

Residential mortgages	3.56	153	3.57	149	3.57	146	3.57	140	3.55	136
Home equity loans	5.76	19	5.60	20	5.72	22	5.74	24	5.66	25
Home equity lines of credit	4.20	138	3.97	135	3.93	135	3.68	126	3.43	118
Home equity loans serviced by others[1]	7.31	9	7.20	11	7.04	11	7.12	11	7.02	13
Home equity lines of credit serviced by others[1]	3.98	1	4.32	1	4.05	2	4.24	2	3.75	2
Automobile	3.47	112	3.39	114	3.31	111	3.23	110	3.16	107
Education	5.58	114	5.43	111	5.36	106	5.26	98	5.23	88
Credit cards	10.70	48	10.46	47	10.69	47	10.71	45	11.16	46
Other retail	7.97	56	7.92	51	7.88	43	8.01	39	7.94	35

Total retail loans	4.49	650	4.37	639	4.32	623	4.21	595	4.11	570

Total loans and leases	4.15	1,146	4.01	1,121	3.96	1,096	3.80	1,040	3.69	992
Loans held for sale, at fair value	3.84	4	3.70	5	3.69	5	3.60	4	3.31	4
Other loans held for sale	6.21	4	5.49	4	4.72	3	5.51	2	6.62	1

Total interest-earning assets	3.85	1,328	3.69	1,291	3.64	1,264	3.49	1,205	3.42	1,160
INTEREST-BEARING LIABILITIES:
Checking with interest	0.48	26	0.41	23	0.43	23	0.36	20	0.26	13
Money market accounts	0.71	65	0.61	58	0.57	54	0.49	45	0.44	41
Regular savings	0.05	1	0.05	1	0.04	1	0.04	1	0.04	1
Term deposits	1.30	53	1.18	48	1.09	45	0.97	36	0.89	31

Total interest-bearing deposits	0.69	145	0.61	130	0.58	123	0.49	102	0.43	86
Federal funds purchased and securities sold under agreements to repurchase[2]	0.68	1	0.45	1	0.50	1	0.37	–	0.24	1
Other short-term borrowed funds	2.40	9	1.58	9	1.55	7	1.23	7	1.05	8
Long-term borrowed funds	2.44	82	2.42	71	2.31	71	2.05	70	1.94	60

Total borrowed funds	2.36	92	2.19	81	2.14	79	1.86	77	1.68	69

Total interest-bearing liabilities	0.95	237	0.84	211	0.80	202	0.72	179	0.64	155
INTEREST RATE SPREAD	2.90		2.85		2.84		2.77		2.78
NET INTEREST MARGIN	3.16%		3.08%		3.05%		2.97%		2.96%
Memo: Total deposit costs	0.52%	$145	0.45%	$130	0.43%	$123	0.37%	$102	0.32%	$86

1 Our SBO portfolio consists of purchased loans and lines of credit that were originally serviced by others.

2 Balances are net of certain short-term receivables associated with reverse repurchase agreements; interest expense includes the full cost of the repurchase agreements and certain hedging costs.

SEGMENT FINANCIAL HIGHLIGHTS - CONSOLIDATING

(in millions, except ratio data)

	FIRST QUARTER 2018				FOURTH QUARTER 2017				CHANGE
									1Q18 from 4Q17
	Consumer Banking	Commercial Banking	Other[1]	Consolidated	Consumer Banking	Commercial Banking	Other[1]	Consolidated	$/bps		%
Net interest income[2]	$733	$357	$1	$1,091	$682	$367	$31	$1,080	$11		1%
Noninterest income	222	125	24	371	229	138	37	404	(33)		(8)

Total revenue	955	482	25	1,462	911	505	68	1,484	(22)		(1)
Noninterest expense	656	208	19	883	654	195	49	898	(15)		(2)

Profit before provision for credit losses	299	274	6	579	257	310	19	586	(7)		(1)
Provision for credit losses	72	(4)	10	78	76	(1)	8	83	(5)		(6)

Income (loss) before income tax expense (benefit)	227	278	(4)	501	181	311	11	503	(2)		–
Income tax expense (benefit)	57	63	(7)	113	64	105	(332)	(163)	276		169

Net income	$170	$215	$3	$388	$117	$206	$343	$666	($278)		(42%)

Average Balances
Total assets	$61,348	$50,393	$39,782	$151,523	$60,911	$50,169	$40,031	$151,111	$412		–%
Total loans and leases[3]	59,942	49,285	2,563	111,790	59,547	48,938	2,732	111,217	573		1
Deposits	75,416	30,766	7,241	113,423	75,154	31,514	7,085	113,753	(330)		–
Interest-earning assets	59,994	49,479	29,198	138,671	59,598	49,118	29,713	138,429	242		–
Key Metrics
Net interest margin	4.96%	2.93%	NM	3.16%	4.54%	2.96%	NM	3.08%	8	bps
Efficiency ratio	68.72	43.07	NM	60.43	71.90	38.84	NM	60.52	(9	) bps
Loans-to-deposits ratio (period-end balances)[3]	76.80	161.82	NM	96.97	79.49	152.77	NM	96.74	23	bps
Loans-to-deposits ratio (average balances)[3]	79.48	160.19	NM	98.56	79.23	155.29	NM	97.77	79	bps
Return on average total tangible assets	1.12	1.73	NM	1.08	0.76	1.62	NM	1.83	(75	) bps

1 Includes the financial impact of non-core, liquidating loan portfolios and other non-core assets, our treasury activities, wholesale funding activities, securities portfolio, community development assets and other unallocated assets, liabilities, capital, revenues, provision for credit losses and expenses, including income tax expense, not attributed to our Consumer Banking or Commercial Banking segments.

2 We periodically evaluate and refine our methodologies used to allocate items among our business operating segments. In the first quarter of 2018, we enhanced our assumptions for the liquidity and deposit component within our Funds Transfer Pricing (“FTP”) methodology which provides a credit for sources of funds and a charge for the use of funds by each business operating segment. The enhancement largely provides increased credit for the stability of deposit composition, and an increased charge for unused commitments under lending arrangements. Prior periods have not been adjusted for this change.

3 Includes loans and leases held for sale.

SEGMENT FINANCIAL HIGHLIGHTS - CONSOLIDATING, CONTINUED

(in millions, except ratio data)

	FIRST QUARTER 2018				FIRST QUARTER 2017				CHANGE
									1Q18 from 1Q17
	Consumer Banking	Commercial Banking	Other[1]	Consolidated	Consumer Banking	Commercial Banking	Other[1]	Consolidated	$/bps		%
Net interest income[2]	$733	$357	$1	$1,091	$638	$346	$21	$1,005	$86		9%
Noninterest income	222	125	24	371	220	134	25	379	(8)		(2)

Total revenue	955	482	25	1,462	858	480	46	1,384	78		6
Noninterest expense	656	208	19	883	647	190	17	854	29		3

Profit before provision for credit losses	299	274	6	579	211	290	29	530	49		9
Provision for credit losses	72	(4)	10	78	64	19	13	96	(18)		(19)

Income (loss) before income tax expense (benefit)	227	278	(4)	501	147	271	16	434	67		15
Income tax expense (benefit)	57	63	(7)	113	52	91	(29)	114	(1)		(1)

Net income	$170	$215	$3	$388	$95	$180	$45	$320	$68		21%

Average Balances
Total assets	$61,348	$50,393	$39,782	$151,523	$58,660	$49,243	$40,883	$148,786	$2,737		2%
Total loans and leases[3]	59,942	49,285	2,563	111,790	57,309	48,154	3,186	108,649	3,141		3
Deposits	75,416	30,766	7,241	113,423	74,133	28,973	6,848	109,954	3,469		3
Interest-earning assets	59,994	49,479	29,198	138,671	57,361	48,283	30,766	136,410	2,261		2
Key Metrics
Net interest margin	4.96%	2.93%	NM	3.16%	4.51%	2.91%	NM	2.96%	20	bps
Efficiency ratio	68.72	43.07	NM	60.43	75.41	39.80	NM	61.68	(125	) bps
Loans-to-deposits ratio (period-end balances)[3]	76.80	161.82	NM	96.97	75.66	165.09	NM	97.03	(6	) bps
Loans-to-deposits ratio (average balances)[3]	79.48	160.19	NM	98.56	77.31	166.20	NM	98.81	(25	) bps
Return on average total tangible assets	1.12	1.73	NM	1.08	0.66	1.48	NM	0.91	17	bps

1 Includes the financial impact of non-core, liquidating loan portfolios and other non-core assets, our treasury activities, wholesale funding activities, securities portfolio, community development assets and other unallocated assets, liabilities, capital, revenues, provision for credit losses and expenses, including income tax expense, not attributed to our Consumer Banking or Commercial Banking segments.

2 We periodically evaluate and refine our methodologies used to allocate items among our business operating segments. In the first quarter of 2018, we enhanced our assumptions for the liquidity and deposit component within our Funds Transfer Pricing (“FTP”) methodology which provides a credit for sources of funds and a charge for the use of funds by each business operating segment. The enhancement largely provides increased credit for the stability of deposit composition, and an increased charge for unused commitments under lending arrangements. Prior periods have not been adjusted for this change.

3 Includes loans and leases held for sale.

SEGMENT FINANCIAL HIGHLIGHTS - CONSUMER BANKING

(in millions, except ratio data)

	QUARTERLY TRENDS
CONSUMER BANKING						1Q18 Change
	1Q18	4Q17	3Q17	2Q17	1Q17	4Q17			1Q17
						$/bps		%	$/bps		%
Net interest income[1]	$733	$682	$674	$657	$638	$51		7%	$95		15%
Noninterest income	222	229	227	229	220	(7)		(3)	2		1

Total revenue	955	911	901	886	858	44		5	97		11
Noninterest expense	656	654	648	644	647	2		–	9		1

Profit before provision for credit losses	299	257	253	242	211	42		16	88		42
Provision for credit losses	72	76	65	60	64	(4)		(5)	8		13

Income before income tax expense	227	181	188	182	147	46		25	80		54
Income tax expense	57	64	66	64	52	(7)		(11)	5		10

Net income	$170	$117	$122	$118	$95	$53		45%	$75		79%

Average Balances
Total assets	$61,348	$60,911	$60,012	$59,244	$58,660	$437		1%	$2,688		5%
Total loans and leases[2]	59,942	59,547	58,679	57,922	57,309	395		1	2,633		5
Deposits	75,416	75,154	75,085	75,107	74,133	262		–	1,283		2
Interest-earning assets	59,994	59,598	58,729	57,973	57,361	396		1	2,633		5
Key Metrics
Net interest margin	4.96%	4.54%	4.55%	4.54%	4.51%	42	bps		45	bps
Efficiency ratio	68.72	71.90	71.88	72.64	75.41	(318	) bps		(669	) bps
Loans-to-deposits ratio (period-end balances)[2]	76.80	79.49	78.59	77.16	75.66	(269	) bps		114	bps
Loans-to-deposits ratio (average balances)[2]	79.48	79.23	78.15	77.12	77.31	25	bps		217	bps
Return on average total tangible assets	1.12	0.76	0.81	0.80	0.66	36	bps		46	bps
Mortgage Banking Metrics
Originations	$1,367	$1,687	$1,875	$1,951	$1,664	($320)		(19%)	($297)		(18%)
Gain on sale of secondary originations[3]	2.17%	2.47%	2.64%	2.52%	2.38%	(30	)bps		(21	)bps

1 We periodically evaluate and refine our methodologies used to allocate items among our business operating segments. In the first quarter of 2018, we enhanced our assumptions for the liquidity and deposit component within our Funds Transfer Pricing (“FTP”) methodology which provides a credit for sources of funds and a charge for the use of funds by each business operating segment. The enhancement largely provides increased credit for the stability of deposit composition, and an increased charge for unused commitments under lending arrangements. Prior periods have not been adjusted for this change.

2 Includes loans held for sale.

3 In the first quarter 2018, we revised our methodology to calculate the gain on sale of secondary originations. Prior periods have been adjusted to conform with the current period presentation.

SEGMENT FINANCIAL HIGHLIGHTS - COMMERCIAL BANKING

(in millions, except ratio data)

	QUARTERLY TRENDS
COMMERCIAL BANKING						1Q18 Change
	1Q18	4Q17	3Q17	2Q17	1Q17	4Q17			1Q17
						$/bps		%	$/bps		%
Net interest income[1]	$357	$367	$354	$344	$346	($10)		(3%)	$11		3%
Noninterest income	125	138	136	130	134	(13)		(9)	(9)		(7)

Total revenue	482	505	490	474	480	(23)		(5)	2		–
Noninterest expense	208	195	195	192	190	13		7	18		9

Profit before provision for credit losses	274	310	295	282	290	(36)		(12)	(16)		(6)
Provision for credit losses	(4)	(1)	–	1	19	(3)		NM	(23)		(121)

Income before income tax expense	278	311	295	281	271	(33)		(11)	7		3
Income tax expense	63	105	94	94	91	(42)		(40)	(28)		(31)

Net income	$215	$206	$201	$187	$180	$9		4%	$35		19%

Average Balances
Total assets	$50,393	$50,169	$49,833	$49,731	$49,243	$224		–%	$1,150		2%
Total loans and leases[2]	49,285	48,938	48,746	48,772	48,154	347		1	1,131		2
Deposits	30,766	31,514	30,751	28,744	28,973	(748)		(2)	1,793		6
Interest-earning assets	49,479	49,118	48,875	48,923	48,283	361		1	1,196		2
Key Metrics
Net interest margin	2.93%	2.96%	2.88%	2.82%	2.91%	(3)	bps		2	bps
Efficiency ratio	43.07	38.84	39.39	40.48	39.80	423	bps		327	bps
Loans-to-deposits ratio (period-end balances)[2]	161.82	152.77	160.45	158.39	165.09	905	bps		(327)	bps
Loans-to-deposits ratio (average balances)[2]	160.19	155.29	158.52	169.68	166.20	490	bps		(601)	bps
Return on average total tangible assets	1.73	1.62	1.60	1.51	1.48	11	bps		25	bps

1 We periodically evaluate and refine our methodologies used to allocate items among our business operating segments. In the first quarter of 2018, we enhanced our assumptions for the liquidity and deposit component within our Funds Transfer Pricing (“FTP”) methodology which provides a credit for sources of funds and a charge for the use of funds by each business operating segment. The enhancement largely provides increased credit for the stability of deposit composition, and an increased charge for unused commitments under lending arrangements. Prior periods have not been adjusted for this change.

2 Includes loans and leases held for sale.

SEGMENT FINANCIAL HIGHLIGHTS - OTHER

(in millions)

	QUARTERLY TRENDS
OTHER[1]						1Q18 Change
	1Q18	4Q17	3Q17	2Q17	1Q17	4Q17		1Q17
						$/bps	%	$/bps	%
Net interest income[2]	$1	$31	$34	$25	$21	($30)	(97%)	($20)	(95%)
Noninterest income	24	37	18	11	25	(13)	(35)	(1)	(4)

Total revenue	25	68	52	36	46	(43)	(63)	(21)	(46)
Noninterest expense	19	49	15	28	17	(30)	(61)	2	12

Profit before provision for credit losses	6	19	37	8	29	(13)	(68)	(23)	(79)
Provision for credit losses	10	8	7	9	13	2	25	(3)	(23)

(Loss) income before income tax (benefit) expense	(4)	11	30	(1)	16	(15)	(136)	(20)	(125)
Income tax (benefit) expense	(7)	(332)	5	(14)	(29)	325	98	22	76

Net income	$3	$343	$25	$13	$45	($340)	(99%)	($42)	(93%)

Average Balances
Total assets	$39,782	$40,031	$40,167	$40,903	$40,883	($249)	(1%)	($1,101)	(3%)
Total loans and leases[3]	2,563	2,732	2,796	3,073	3,186	(169)	(6)	(623)	(20)
Deposits	7,241	7,085	7,111	6,939	6,848	156	2	393	6
Interest-earning assets	29,198	29,713	29,875	30,691	30,766	(515)	(2)	(1,568)	(5)

1 Includes the financial impact of non-core, liquidating loan portfolios and other non-core assets, our treasury activities, wholesale funding activities, securities portfolio, community development assets and other unallocated assets, liabilities, capital, revenues, provision for credit losses and expenses, including income tax expense, not attributed to our Consumer Banking or Commercial Banking segments.

2 We periodically evaluate and refine our methodologies used to allocate items among our business operating segments. In the first quarter of 2018, we enhanced our assumptions for the liquidity and deposit component within our Funds Transfer Pricing (“FTP”) methodology which provides a credit for sources of funds and a charge for the use of funds by each business operating segment. The enhancement largely provides increased credit for the stability of deposit composition, and an increased charge for unused commitments under lending arrangements. Prior periods have not been adjusted for this change.

3 Includes loans and leases held for sale.

SEGMENT FINANCIAL HIGHLIGHTS - CONSOLIDATED

(in millions, except ratio data)

	QUARTERLY TRENDS
CONSOLIDATED						1Q18 Change
	1Q18	4Q17	3Q17	2Q17	1Q17	4Q17			1Q17
						$/bps		%	$/bps		%
Net interest income	$1,091	$1,080	$1,062	$1,026	$1,005	$11		1%	$86		9%
Noninterest income	371	404	381	370	379	(33)		(8)	(8)		(2)

Total revenue	1,462	1,484	1,443	1,396	1,384	(22)		(1)	78		6
Noninterest expense	883	898	858	864	854	(15)		(2)	29		3

Profit before provision for credit losses	579	586	585	532	530	(7)		(1)	49		9
Provision for credit losses	78	83	72	70	96	(5)		(6)	(18)		(19)

Income before income tax expense (benefit)	501	503	513	462	434	(2)		–	67		15
Income tax expense (benefit)	113	(163)	165	144	114	276		169	(1)		(1)

Net income	$388	$666	$348	$318	$320	($278)		(42%)	$68		21%

Average Balances
Total assets	$151,523	$151,111	$150,012	$149,878	$148,786	$412		–%	$2,737		2%
Total loans and leases[1]	111,790	111,217	110,221	109,767	108,649	573		1	3,141		3
Deposits	113,423	113,753	112,947	110,790	109,954	(330)		–	3,469		3
Interest-earning assets	138,671	138,429	137,479	137,587	136,410	242		–	2,261		2
Key Metrics
Net interest margin	3.16%	3.08%	3.05%	2.97%	2.96%	8	bps		20	bps
Efficiency ratio	60.43	60.52	59.41	61.94	61.68	(9	) bps		(125	) bps
Loans-to-deposits ratio (period-end balances)[1]	96.97	96.74	98.36	96.60	97.03	23	bps		(6	) bps
Loans-to-deposits ratio (average balances)[1]	98.56	97.77	97.59	99.08	98.81	79	bps		(25	) bps
Return on average total tangible assets	1.08	1.83	0.96	0.89	0.91	(75	) bps		17	bps

1 Includes loans and leases held for sale.

CREDIT-RELATED INFORMATION

(in millions)

	AS OF					MARCH 31, 2018 CHANGE
	Mar 31, 2018	Dec 31, 2017	Sept 30, 2017	June 30, 2017	Mar 31, 2017	Dec 31, 2017		Mar 31, 2017
						$	%	$	%
CREDIT EXPOSURE:
Loans and leases:
Commercial	$38,277	$37,562	$37,706	$37,329	$37,369	$715	2%	$908	2%
Commercial real estate	11,775	11,308	11,426	11,213	10,915	467	4	860	8
Leases	3,092	3,161	3,249	3,346	3,608	(69)	(2)	(516)	(14)

Total commercial loans and leases	53,144	52,031	52,381	51,888	51,892	1,113	2	1,252	2
Residential mortgages	17,346	17,045	16,619	16,082	15,389	301	2	1,957	13
Home equity loans	1,298	1,392	1,483	1,606	1,730	(94)	(7)	(432)	(25)
Home equity lines of credit	13,190	13,483	13,555	13,696	13,812	(293)	(2)	(622)	(5)
Home equity loans serviced by others[1]	504	542	599	647	698	(38)	(7)	(194)	(28)
Home equity lines of credit serviced by others[1]	136	149	166	182	201	(13)	(9)	(65)	(32)
Automobile	12,794	13,204	13,311	13,449	13,636	(410)	(3)	(842)	(6)
Education	8,324	8,134	8,014	7,720	7,242	190	2	1,082	15
Credit card	1,808	1,848	1,754	1,711	1,650	(40)	(2)	158	10
Other retail	2,881	2,789	2,269	2,065	1,861	92	3	1,020	55

Total retail loans	58,281	58,586	57,770	57,158	56,219	(305)	(1)	2,062	4

Total loans and leases	111,425	110,617	110,151	109,046	108,111	808	1	3,314	3
Derivative receivable:
Derivative receivable - commercial	268	611	588	399	346	(343)	(56)	(78)	(23)
Derivative receivable - retail	6	6	8	9	11	–	–	(5)	(45)

Total derivative receivable	274	617	596	408	357	(343)	(56)	(83)	(23)

Total credit-related assets	111,699	111,234	110,747	109,454	108,468	465	–	3,231	3
Lending-related arrangements:
Undrawn commitments to extend credit - commercial	35,915	35,745	34,871	34,962	34,650	170	–	1,265	4
Financial standby letters of credit	1,966	2,036	2,080	2,053	1,912	(70)	(3)	54	3
Performance letters of credit	109	47	42	41	48	62	132	61	127
Commercial letters of credit	43	53	68	66	43	(10)	(19)	–	–
Marketing rights	41	41	41	42	44	–	–	(3)	(7)
Risk participation agreements	18	16	20	22	19	2	13	(1)	(5)

Total commercial lending-related arrangements	38,092	37,938	37,122	37,186	36,716	154	–	1,376	4
Undrawn commitments to extend credit - retail	27,192	27,214	27,063	27,026	28,160	(22)	–	(968)	(3)
Residential mortgage loans sold with recourse	6	7	7	8	8	(1)	(14)	(2)	(25)

Total retail lending-related arrangements	27,198	27,221	27,070	27,034	28,168	(23)	–	(970)	(3)

Total lending-related arrangements	65,290	65,159	64,192	64,220	64,884	131	–	406	1

Total credit exposure	$176,989	$176,393	$174,939	$173,674	$173,352	$596	–%	$3,637	2%

Memo: Total credit exposure by product:
Commercial exposure	$91,504	$90,580	$90,091	$89,473	$88,954	$924	1%	$2,550	3%
Retail exposure	85,485	85,813	84,848	84,201	84,398	(328)	–	1,087	1

Total credit exposure	$176,989	$176,393	$174,939	$173,674	$173,352	$596	–%	$3,637	2%

1 Our SBO portfolio consists of purchased loans and lines of credit that were originally serviced by others.

CREDIT-RELATED INFORMATION, CONTINUED

(in millions, except ratio data)

	AS OF					MARCH 31, 2018 CHANGE
	Mar 31, 2018	Dec 31, 2017	Sept 30, 2017	June 30, 2017	Mar 31, 2017	Dec 31, 2017			Mar 31, 2017
						$/bps		%	$/bps		%
NONPERFORMING ASSETS:
Commercial	$244	$238	$297	$376	$367	$6		3%	($123)		(34%)
Commercial real estate	30	27	28	38	46	3		11	(16)		(35)
Leases	–	–	–	–	–	–		–	–		–

Total commercial loans and leases	274	265	325	414	413	9		3	(139)		(34)
Residential mortgages	128	128	124	135	142	–		–	(14)		(10)
Home equity loans	66	72	76	81	89	(6)		(8)	(23)		(26)
Home equity lines of credit	235	233	236	235	238	2		1	(3)		(1)
Home equity loans serviced by others[1]	23	25	26	27	29	(2)		(8)	(6)		(21)
Home equity lines of credit serviced by others[1]	17	18	21	25	30	(1)		(6)	(13)		(43)
Automobile	60	70	66	55	52	(10)		(14)	8		15
Education	41	38	38	35	38	3		8	3		8
Credit card	18	17	15	15	16	1		6	2		13
Other retail	6	5	5	3	3	1		20	3		100

Total retail loans	594	606	607	611	637	(12)		(2)	(43)		(7)

Nonperforming loans and leases	868	871	932	1,025	1,050	(3)		–	(182)		(17)

Other nonperforming assets - Retail	34	36	37	37	45	(2)		(6)	(11)		(24)

Nonperforming assets	$902	$907	$969	$1,062	$1,095	($5)		(1%)	($193)		(18%)

NONPERFORMING ASSETS BY PRODUCT:

Commercial	$274	$265	$325	$414	$413	$9		3%	($139)		(34%)
Retail	628	642	644	648	682	(14)		(2)	(54)		(8)
Total nonperforming assets	$902	$907	$969	$1,062	$1,095	($5)		(1%)	($193)		(18%)

ASSET QUALITY RATIOS:
Allowance for loan and lease losses to loans and leases	1.12%	1.12%	1.11%	1.12%	1.13%	–	bps		(1	) bps
Allowance for loan and lease losses to nonperforming loans and leases	143.60	141.96	131.35	118.98	116.60	164	bps		NM
Nonperforming loans and leases to loans and leases	0.78	0.79	0.85	0.94	0.97	(1	) bps		(19	) bps
Nonperforming assets to total assets	0.59	0.60	0.64	0.70	0.73	(1	) bps		(14	) bps

1 Our SBO portfolio consists of purchased loans and lines of credit that were originally serviced by others.

CREDIT-RELATED INFORMATION, CONTINUED

(in millions)

	QUARTERLY TRENDS
						1Q18 Change
	1Q18	4Q17	3Q17	2Q17	1Q17	4Q17		1Q17
						$	%	$	%
CHARGE-OFFS, RECOVERIES AND RELATED RATIOS
GROSS CHARGE-OFFS:
Commercial	$3	$15	$3	$24	$20	($12)	(80%)	($17)	(85%)
Commercial real estate	–	–	9	–	4	–	–	(4)	(100)
Leases	–	–	–	–	–	–	–	–	–

Total commercial loans and leases	3	15	12	24	24	(12)	(80)	(21)	(88)
Residential mortgages	2	2	3	3	3	–	–	(1)	(33)
Home equity loans	3	2	4	3	2	1	50	1	50
Home equity lines of credit	7	7	8	9	10	–	–	(3)	(30)
Home equity loans serviced by others[1]	3	3	3	4	5	–	–	(2)	(40)
Home equity lines of credit serviced by others[1]	1	–	1	1	3	1	100	(2)	(67)
Automobile	46	50	46	41	44	(4)	(8)	2	5
Education	15	19	13	14	13	(4)	(21)	2	15
Credit card	16	15	15	15	16	1	7	–	–
Other retail	20	18	15	14	13	2	11	7	54

Total retail loans	113	116	108	104	109	(3)	(3)	4	4

Total gross charge-offs	$116	$131	$120	$128	$133	($15)	(11%)	($17)	(13%)

GROSS RECOVERIES:
Commercial	$5	$13	$12	$7	$5	($8)	(62%)	$–	–%
Commercial real estate	1	–	–	3	–	1	100	1	100
Leases	–	–	–	–	–	–	–	–	–

Total commercial loans and leases	6	13	12	10	5	(7)	(54)	1	20
Residential mortgages	2	1	2	2	1	1	100	1	100
Home equity loans	3	3	4	3	3	–	–	–	–
Home equity lines of credit	4	4	4	4	4	–	–	–	–
Home equity loans serviced by others[1]	4	4	5	5	4	–	–	–	–
Home equity lines of credit serviced by others[1]	1	1	2	2	2	–	–	(1)	(50)
Automobile	18	18	18	19	18	–	–	–	–
Education	4	5	3	3	4	(1)	(20)	–	–
Credit card	1	1	2	2	2	–	–	(1)	(50)
Other retail	3	3	3	3	3	–	–	–	–

Total retail loans	40	40	43	43	41	–	–	(1)	(2)

Total gross recoveries	$46	$53	$55	$53	$46	($7)	(13%)	$–	–%

NET CHARGE-OFFS (RECOVERIES):
Commercial	($2)	$2	($9)	$17	$15	($4)	(200%)	($17)	(113%)
Commercial real estate	(1)	–	9	(3)	4	(1)	100	(5)	(125)
Leases	–	–	–	–	–	–	–	–	–

Total commercial loans and leases	(3)	2	–	14	19	(5)	(250)	(22)	(116)
Residential mortgages	–	1	1	1	2	(1)	(100)	(2)	(100)
Home equity loans	–	(1)	–	–	(1)	1	100	1	100
Home equity lines of credit	3	3	4	5	6	–	–	(3)	(50)
Home equity loans serviced by others[1]	(1)	(1)	(2)	(1)	1	–	–	(2)	(200)
Home equity lines of credit serviced by others[1]	–	(1)	(1)	(1)	1	1	100	(1)	(100)
Automobile	28	32	28	22	26	(4)	(13)	2	8
Education	11	14	10	11	9	(3)	(21)	2	22
Credit card	15	14	13	13	14	1	7	1	7
Other retail	17	15	12	11	10	2	13	7	70

Total retail loans	73	76	65	61	68	(3)	(4)	5	7

Total net charge-offs (recoveries)	$70	$78	$65	$75	$87	($8)	(10%)	($17)	(20%)

1 Our SBO portfolio consists of purchased loans and lines of credit that were originally serviced by others.

CREDIT-RELATED INFORMATION, CONTINUED

(in millions, except rates)

	QUARTERLY TRENDS
						1Q18 Change
	1Q18	4Q17	3Q17	2Q17	1Q17	4Q17			1Q17
						$/bps		%	$/bps		%
ANNUALIZED NET CHARGE-OFF (RECOVERY) RATES

Commercial	(0.02%)	0.02%	(0.09%)	0.17%	0.17%	(4	) bps		(19	) bps

Commercial real estate	(0.02)	(0.01)	0.33	(0.10)	0.14	(1	) bps		(16	) bps

Leases	(0.01)	–	–	–	–	(1	) bps		(1	) bps

Total commercial loans and leases	(0.02)	0.01	0.01	0.10	0.15	(3	) bps		(17	) bps

Residential mortgages	–	0.01	0.03	0.02	0.06	(1	) bps		(6	) bps

Home equity loans	0.04	(0.40)	(0.05)	0.07	(0.21)	44	bps		25	bps

Home equity lines of credit	0.10	0.07	0.12	0.16	0.17	3	bps		(7	) bps

Home equity loans serviced by others[1]	(0.62)	(0.92)	(0.99)	(0.58)	0.37	30	bps		(99	) bps

Home equity lines of credit serviced by others[1]	0.31	(1.01)	(2.51)	(0.02)	2.25	132	bps		(194	) bps

Automobile	0.87	0.95	0.83	0.65	0.77	(8	) bps		10	bps

Education	0.53	0.75	0.48	0.56	0.55	(22	) bps		(2	) bps

Credit card	3.22	2.95	2.93	3.20	3.36	27	bps		(14	) bps

Other retail	2.40	2.50	2.13	2.29	2.30	(10	) bps		10	bps

Total retail loans	0.50	0.52	0.44	0.44	0.49	(2	) bps		1	bps

Total loans and leases	0.26%	0.28%	0.24%	0.28%	0.33%	(2	) bps		(7	) bps
Memo: Average loans:

Commercial	$37,960	$37,713	$37,448	$37,846	$37,517	$247		1%	$443		1%

Commercial real estate	11,549	11,396	11,401	11,086	10,821	153		1	728		7

Leases	3,114	3,201	3,302	3,557	3,696	(87)		(3)	(582)		(16)

Total commercial loans and leases	52,623	52,310	52,151	52,489	52,034	313		1	589		1

Residential mortgages	17,162	16,794	16,323	15,646	15,285	368		2	1,877		12

Home equity loans	1,342	1,437	1,547	1,668	1,793	(95)		(7)	(451)		(25)

Home equity lines of credit	13,353	13,501	13,608	13,765	13,955	(148)		(1)	(602)		(4)

Home equity loans serviced by others[1]	520	564	618	668	719	(44)		(8)	(199)		(28)

Home equity lines of credit serviced by others[1]	142	156	173	188	207	(14)		(9)	(65)		(31)

Automobile	13,015	13,277	13,349	13,574	13,772	(262)		(2)	(757)		(5)

Education	8,283	8,071	7,814	7,490	6,837	212		3	1,446		21

Credit card	1,828	1,803	1,738	1,693	1,665	25		1	163		10

Other retail	2,847	2,537	2,163	1,959	1,798	310		12	1,049		58

Total retail loans	58,492	58,140	57,333	56,651	56,031	352		1	2,461		4

Total loans and leases	$111,115	$110,450	$109,484	$109,140	$108,065	$665		1%	$3,050		3%

1 Our SBO portfolio consists of purchased loans and lines of credit that were originally serviced by others.

CREDIT-RELATED INFORMATION, CONTINUED

(in millions)

	QUARTERLY TRENDS
						1Q18 Change
	1Q18	4Q17	3Q17	2Q17	1Q17	4Q17		1Q17
						$	%	$	%
SUMMARY OF CHANGES IN THE COMPONENTS OF THE ALLOWANCE FOR CREDIT LOSSES
Allowance for loan and lease losses - beginning	$1,236	$1,224	$1,219	$1,224	$1,236	$12	1%	$–	–%
Charge-offs:
Commercial	3	15	12	24	24	(12)	(80)	(21)	(88)
Retail	113	116	108	104	109	(3)	(3)	4	4

Total charge-offs	116	131	120	128	133	(15)	(11)	(17)	(13)
Recoveries:
Commercial	6	13	12	10	5	(7)	(54)	1	20
Retail	40	40	43	43	41	–	–	(1)	(2)

Total recoveries	46	53	55	53	46	(7)	(13)	–	–

Net charge-offs	70	78	65	75	87	(8)	(10)	(17)	(20)
Provision for loan and lease losses:
Commercial	23	49	24	(25)	9	(26)	(53)	14	156
Retail	57	41	46	95	66	16	39	(9)	(14)

Total provision for loan and lease losses	80	90	70	70	75	(10)	(11)	5	7

Allowance for loan and lease losses - ending	$1,246	$1,236	$1,224	$1,219	$1,224	$10	1%	$22	2%

Reserve for unfunded lending commitments - beginning	$88	$95	$93	$93	$72	($7)	(7%)	$16	22%
Provision for unfunded lending commitments	(2)	(7)	2	–	21	5	71	(23)	(110)

Reserve for unfunded lending commitments - ending	$86	$88	$95	$93	$93	($2)	(2%)	($7)	(8%)

Total allowance for credit losses - ending	$1,332	$1,324	$1,319	$1,312	$1,317	$8	1%	$15	1%

Memo: Total allowance for credit losses by product:
Commercial	$797	$773	$733	$707	$746	$24	3%	$51	7%
Retail	535	551	586	605	571	(16)	(3)	(36)	(6)

Total allowance for credit losses	$1,332	$1,324	$1,319	$1,312	$1,317	$8	1%	$15	1%

CAPITAL AND RATIOS

(in millions, except ratio data)

	AS OF
						MARCH 31, 2018 CHANGE
	Mar 31, 2018	Dec 31, 2017	Sept 30, 2017	June 30, 2017	Mar 31, 2017	Dec 31, 2017		Mar 31, 2017
						$	%	$	%
CAPITAL RATIOS AND COMPONENTS (PRELIMINARY)[1]:
CET1 capital	$14,425	$14,309	$14,093	$14,057	$13,941	$116	1%	$484	3%
Tier 1 capital	14,672	14,556	14,340	14,304	14,188	116	1	484	3
Total capital	17,905	17,781	17,560	17,586	17,475	124	1	430	2
Risk-weighted assets	129,066	127,692	127,203	125,774	124,881	1,374	1	4,185	3
Adjusted average assets[2]	146,441	145,601	144,500	144,404	143,430	840	1	3,011	2
CET1 capital ratio	11.2%	11.2%	11.1%	11.2%	11.2%
Tier 1 capital ratio	11.4	11.4	11.3	11.4	11.4
Total capital ratio	13.9	13.9	13.8	14.0	14.0
Tier 1 leverage ratio	10.0	10.0	9.9	9.9	9.9
TANGIBLE COMMON EQUITY (PERIOD-END):
Common stockholders’ equity	$19,812	$20,023	$19,862	$19,817	$19,600	($211)	(1%)	$212	1%
Less: Goodwill	6,887	6,887	6,887	6,887	6,876	–	–	11	–
Less: Other intangible assets	2	2	2	2	–	–	–	2	100
Add: Deferred tax liabilities[3]	357	355	539	535	534	2	1	(177)	(33)

Total tangible common equity	$13,280	$13,489	$13,512	$13,463	$13,258	($209)	(2%)	$22	–%

TANGIBLE COMMON EQUITY (AVERAGE):
Common stockholders’ equity	$19,732	$19,624	$19,728	$19,659	$19,460	$108	1%	$272	1%
Less: Goodwill	6,887	6,887	6,887	6,882	6,876	–	–	11	–
Less: Other intangible assets	2	2	2	2	–	–	–	2	100
Add: Deferred tax liabilities[3]	355	531	537	534	531	(176)	(33)	(176)	(33)

Total tangible common equity	$13,198	$13,266	$13,376	$13,309	$13,115	($68)	(1%)	$83	1%

INTANGIBLE ASSETS (PERIOD-END):
Goodwill	$6,887	$6,887	$6,887	$6,887	$6,876	$–	–%	$11	–%
Other intangible assets	2	2	2	2	–	–	–	2	100

Total intangible assets	$6,889	$6,889	$6,889	$6,889	$6,876	$–	–%	$13	–%

1 The December 31, 2017 capital ratios reflect the retrospective adoption of FASB ASU 2018-02, Income Statement-Reporting Comprehensive Income (Topic 220): Reclassification of Certain Tax Effects from Accumulated Other Comprehensive Income.

2 Adjusted average assets include quarterly average assets, less deductions for disallowed goodwill and other intangible assets, net of deferred tax liabilities related to tax deductible goodwill, and the accumulated other comprehensive income impact related to the adoption of post-retirement benefit plan guidance under GAAP.

3 Deferred tax liabilities relate to tax-deductible goodwill, which is netted against goodwill when calculating tangible common equity.

KEY PERFORMANCE METRICS, NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS

(in millions, except share, per-share and ratio data)

Key Performance Metrics:

Our management team uses key performance metrics (KPMs) to gauge our performance and progress over time in achieving our strategic and operational goals and also in comparing our performance against our peers. We have established the following financial targets, in addition to others, as KPMs, which are utilized by our management in measuring our progress against financial goals and as a tool in helping assess performance for compensation purposes. These KPMs can largely be found in our periodic reports which are filed with the Securities and Exchange Commission, and are supplemented from time to time with additional information in connection with our quarterly earnings releases.

Our key performance metrics include:

Return on average tangible common equity (ROTCE);

Return on average total tangible assets (ROTA);

Efficiency ratio;

Operating leverage; and

Common equity tier 1 capital ratio.

In establishing goals for these KPMs, we determined that they would be measured on a management-reporting basis, or an operating basis, which we refer to externally as “Underlying” results. We believe that these “Underlying” results provide the best representation of our financial progress toward these goals as they exclude items that our management does not consider indicative of our on-going financial performance. KPMs that contain “Underlying” results are considered non-GAAP financial measures.

Non-GAAP Financial Measures:

This document contains non-GAAP financial measures. The following tables present reconciliations of our non-GAAP measures. These reconciliations exclude “Underlying” items, which are included, where applicable, in the financial results presented in accordance with GAAP. “Underlying” results, which are non-GAAP measures, exclude certain items, as applicable, that may occur in a reporting period which management does not consider indicative of on-going financial performance.

The non-GAAP measures presented in the following tables include reconciliations to the most directly comparable GAAP measures and are: “noninterest income”, “total revenue”, “noninterest expense”, “pre-provision profit”, “total credit-related costs”, “income before income tax expense”, “income tax expense”, “effective income tax rate”, “net income”, “net income available to common stockholders”, “other income”, “salaries and employee benefits”, “outside services”, “other operating expense”, “net income per average common share”, “return on average common equity” and “return on average total assets”.

We believe these non-GAAP measures provide useful information to investors because these are among the measures used by our management team to evaluate our operating performance and make day-to-day operating decisions. In addition, we believe our “Underlying” results in any period reflect our operational performance in that period and, accordingly, it is useful to consider our GAAP results and our “Underlying” results together. We believe this presentation also increases comparability of period-to-period results.

Other companies may use similarly titled non-GAAP financial measures that are calculated differently from the way we calculate such measures. Accordingly, our non-GAAP financial measures may not be comparable to similar measures used by other companies. We caution investors not to place undue reliance on such non-GAAP measures, but instead to consider them with the most directly comparable GAAP measure. Non-GAAP financial measures have limitations as analytical tools, and should not be considered in isolation, or as a substitute for our results as reported under GAAP.

KEY PERFORMANCE METRICS, NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS (CONTINUED)

(in millions, except share, per-share and ratio data)

		QUARTERLY TRENDS
							1Q18 Change
		1Q18	4Q17	3Q17	2Q17	1Q17	4Q17		1Q17
							$	%	$	%
Noninterest income, Underlying:
Noninterest income (GAAP)		$371	$404	$381	$370	$379	($33)	(8%)	($8)	(2%)
Less: Notable items		–	17	–	(11)	–	(17)	(100)	–	–

Noninterest income, Underlying (non-GAAP)		$371	$387	$381	$381	$379	($16)	(4%)	($8)	(2%)

Total revenue, Underlying:
Total revenue (GAAP)	A	$1,462	$1,484	$1,443	$1,396	$1,384	($22)	(1%)	$78	6%
Less: Notable items		–	17	–	(11)	–	(17)	(100)	–	–

Total revenue, Underlying (non-GAAP)	B	$1,462	$1,467	$1,443	$1,407	$1,384	($5)	–%	$78	6%

Noninterest expense, Underlying:
Noninterest expense (GAAP)	C	$883	$898	$858	$864	$854	($15)	(2%)	$29	3%
Less: Notable items		–	40	–	15	–	(40)	(100)	–	–

Noninterest expense, Underlying (non-GAAP)	D	$883	$858	$858	$849	$854	$25	3%	$29	3%

Pre-provision profit:
Total revenue (GAAP)	A	$1,462	$1,484	$1,443	$1,396	$1,384	($22)	(1%)	$78	6%
Less: Noninterest expense (GAAP)	C	883	898	858	864	854	(15)	(2)	29	3

Pre-provision profit (GAAP)		$579	$586	$585	$532	$530	($7)	(1%)	$49	9%

Pre-provision profit, Underlying:
Total revenue, Underlying (non-GAAP)	B	$1,462	$1,467	$1,443	$1,407	$1,384	($5)	–%	$78	6%
Less: Noninterest expense, Underlying (non-GAAP)	D	883	858	858	849	854	25	3	29	3

Pre-provision profit, Underlying (non-GAAP)		$579	$609	$585	$558	$530	($30)	(5%)	$49	9%

Total credit-related costs, Underlying:
Provision for credit losses (GAAP)		$78	$83	$72	$70	$96	($5)	(6%)	($18)	(19%)
Add: Lease impairment credit-related costs		–	–	–	26	–	–	–	–	–

Total credit-related costs, Underlying (non-GAAP)		$78	$83	$72	$96	$96	($5)	(6%)	($18)	(19%)

Income before income tax expense, Underlying:
Income before income tax expense (GAAP)	E	$501	$503	$513	$462	$434	($2)	–%	$67	15%
Less: Income before income tax expense (benefit) related to notable items		–	(23)	–	–	–	23	(100)	–	–

Income before income tax expense, Underlying (non-GAAP)	F	$501	$526	$513	$462	$434	($25)	(5%)	$67	15%

Income tax expense, Underlying:
Income tax expense (benefit) (GAAP)	G	$113	($163)	$165	$144	$114	$276	169%	($1)	(1%)
Less: Income tax expense (benefit) related to notable items		–	(340)	–	–	(23)	340	(100)	23	(100)

Income tax expense, Underlying (non-GAAP)	H	$113	$177	$165	$144	$137	($64)	(36%)	($24)	(18%)

Net income, Underlying:
Net income (GAAP)	I	$388	$666	$348	$318	$320	($278)	(42%)	$68	21%
Add: Notable items, net of income tax expense (benefit)		–	(317)	–	–	(23)	317	(100)	23	(100)

Net income, Underlying (non-GAAP)	J	$388	$349	$348	$318	$297	$39	11%	$91	31%

Net income available to common stockholders, Underlying:
Net income available to common stockholders (GAAP)	K	$381	$666	$341	$318	$313	($285)	(43%)	$68	22%
Add: Notable items, net of income tax expense (benefit)		–	(317)	–	–	(23)	317	(100)	23	(100)

Net income available to common stockholders, Underlying (non-GAAP)	L	$381	$349	$341	$318	$290	$32	9%	$91	31%

KEY PERFORMANCE METRICS, NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS (CONTINUED)

(in millions, except share, per-share and ratio data)

		QUARTERLY TRENDS
							1Q18 Change
		1Q18	4Q17	3Q17	2Q17	1Q17	4Q17			1Q17
							$/bps		%	$/bps		%
Operating leverage:
Total revenue (GAAP)	A	$1,462	$1,484	$1,443	$1,396	$1,384	($22)		(1.57%)	$78		5.57%
Less: Noninterest expense (GAAP)	C	883	898	858	864	854	(15)		(1.72)	29		3.43

Operating leverage									0.15%			2.14%

Operating leverage, Underlying:
Total revenue, Underlying (non-GAAP)	B	$1,462	$1,467	$1,443	$1,407	$1,384	($5)		(0.42%)	$78		5.57%
Less: Noninterest expense, Underlying (non-GAAP)	D	883	858	858	849	854	25		2.87	29		3.43

Operating leverage, Underlying (non-GAAP)									(3.29%)			2.14%

Efficiency ratio and efficiency ratio, Underlying:
Efficiency ratio	C/A	60.43%	60.52%	59.41%	61.94%	61.68%	(9)	bps		(125)	bps
Efficiency ratio, Underlying (non-GAAP)	D/B	60.43	58.50	59.41	60.36	61.68	193	bps		(125)	bps
Effective income tax rate and effective income tax rate, Underlying:
Effective income tax rate	G/E	22.52%	(32.40%)	32.18%	31.13%	26.36%	NM			(384)	bps
Effective income tax rate, Underlying	H/F	22.52	33.68	32.18	31.13	31.56	NM			(904)	bps
Return on average common equity and return on average common equity, Underlying:
Average common equity (GAAP)	M	$19,732	$19,624	$19,728	$19,659	$19,460	$108		1%	$272		1%
Return on average common equity	K/M	7.83%	13.46%	6.87%	6.48%	6.52%	(563)	bps		131	bps
Return on average common equity, Underlying (non-GAAP)	L/M	7.83	7.05	6.87	6.48	6.05	78	bps		178	bps
Return on average tangible common equity and return on average tangible common equity, Underlying:
Average common equity (GAAP)	M	$19,732	$19,624	$19,728	$19,659	$19,460	$108		1%	$272		1%
Less: Average goodwill (GAAP)		6,887	6,887	6,887	6,882	6,876	–		–	11		–
Less: Average other intangibles (GAAP)		2	2	2	2	–	–		–	2		100
Add: Average deferred tax liabilities related to goodwill (GAAP)		355	531	537	534	531	(176)		(33)	(176)		(33)

Average tangible common equity	N	$13,198	$13,266	$13,376	$13,309	$13,115	($68)		(1%)	$83		1%
Return on average tangible common equity	K/N	11.71%	19.92%	10.13%	9.57%	9.68%	(821)	bps		203	bps
Return on average tangible common equity, Underlying (non-GAAP)	L/N	11.71	10.43	10.13	9.57	8.98	128	bps		273	bps
Return on average total assets and return on average total assets, Underlying:
Average total assets (GAAP)	O	$151,523	$151,111	$150,012	$149,878	$148,786	$412		–%	$2,737		2%
Return on average total assets	I/O	1.04%	1.75%	0.92%	0.85%	0.87%	(71)	bps		17	bps
Return on average total assets, Underlying (non-GAAP)	J/O	1.04	0.92	0.92	0.85	0.81	12	bps		23	bps
Return on average total tangible assets and return on average total tangible assets, Underlying:
Average total assets (GAAP)	O	$151,523	$151,111	$150,012	$149,878	$148,786	$412		–%	$2,737		2%
Less: Average goodwill (GAAP)		6,887	6,887	6,887	6,882	6,876	–		–	11		–
Less: Average other intangibles (GAAP)		2	2	2	2	–	–		–	2		100
Add: Average deferred tax liabilities related to goodwill (GAAP)		355	531	537	534	531	(176)		(33)	(176)		(33)
Average tangible assets	P	$144,989	$144,753	$143,660	$143,528	$142,441	$236		–%	$2,548		2%

Return on average total tangible assets	I/P	1.08%	1.83%	0.96%	0.89%	0.91%	(75)	bps		17	bps
Return on average total tangible assets, Underlying (non-GAAP)	J/P	1.08	0.96	0.96	0.89	0.85	12	bps		23	bps

KEY PERFORMANCE METRICS, NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS (CONTINUED)

(in millions, except share, per-share and ratio data)

		QUARTERLY TRENDS
							1Q18 Change
		1Q18	4Q17	3Q17	2Q17	1Q17	4Q17			1Q17
							$/bps		%	$/bps		%
Tangible book value per common share:
Common shares - at period-end (GAAP)	Q	487,551,444	490,812,912	499,505,285	505,880,851	509,515,646	(3,261,468)		(1%)	(21,964,202)		(4%)
Common stockholders’ equity (GAAP)		$19,812	$20,023	$19,862	$19,817	$19,600	($211)		(1)	$212		1
Less: Goodwill (GAAP)		6,887	6,887	6,887	6,887	6,876	–		–	11		–
Less: Other intangible assets (GAAP)		2	2	2	2	–	–		–	2		100
Add: Deferred tax liabilities related to goodwill (GAAP)		357	355	539	535	534	2		1	(177)		(33)

Tangible common equity	R	$13,280	$13,489	$13,512	$13,463	$13,258	($209)		(2%)	$22		–%

Tangible book value per common share	R/Q	$27.24	$27.48	$27.05	$26.61	$26.02	($0.24)		(1%)	$1.22		5%
Net income per average common share - basic and diluted, Underlying:
Average common shares outstanding - basic (GAAP)	S	487,500,618	492,149,763	500,861,076	506,371,846	509,451,450	(4,649,145)		(1%)	(21,950,832)		(4%)
Average common shares outstanding - diluted (GAAP)	T	489,266,826	493,788,007	502,157,384	507,414,122	511,348,200	(4,521,181)		(1)	(22,081,374)		(4)
Net income per average common share - basic (GAAP)	K/S	$0.78	$1.35	$0.68	$0.63	$0.61	($0.57)		(42)	$0.17		28
Net income per average common share - diluted (GAAP)	K/T	0.78	1.35	0.68	0.63	0.61	(0.57)		(42)	0.17		28
Net income per average common share - basic, Underlying (non-GAAP)	L/S	0.78	0.71	0.68	0.63	0.57	0.07		10	0.21		37
Net income per average common share - diluted, Underlying (non-GAAP)	L/T	0.78	0.71	0.68	0.63	0.57	0.07		10	0.21		37
Dividend payout ratio and dividend payout ratio, Underlying:
Cash dividends declared and paid per common share	U	$0.22	$0.18	$0.18	$0.14	$0.14	$0.04		22	$0.08		57
Dividend payout ratio	U/(K/S)	28%	13%	26%	22%	23%	NM			500	bps
Dividend payout ratio, Underlying (non-GAAP)	U/(L/S)	28	25	26	22	25	300	bps		300	bps
Other income, Underlying
Other income (GAAP)		$17	$40	$18	$2	$24	($23)		(58%)	($7)		(29%)
Less: Notable items		–	17	–	(11)	–	(17)		(100)	–		–
Other income, Underlying (non-GAAP)		$17	$23	$18	$13	$24	($6)		(26%)	($7)		(29%)
Salaries and employee benefits, Underlying[1]:
Salaries and employee benefits (GAAP)[1]		$470	$450	$438	$432	$446	$20		4%	$24		5%
Less: Notable items		–	17	–	–	–	(17)		(100)	–		–
Salaries and employee benefits, Underlying (non-GAAP)[1]		$470	$433	$438	$432	$446	$37		9%	$24		5%
Outside services, Underlying:
Outside services (GAAP)		$99	$118	$99	$96	$91	($19)		(16%)	$8		9%
Less: Notable items		–	12	–	–	–	(12)		(100)	–		–
Outside services, Underlying (non-GAAP)		$99	$106	$99	$96	$91	($7)		(7%)	$8		9%
Other operating expense, Underlying[1]:
Other operating expense (GAAP)[1]		$120	$137	$133	$148	$124	($17)		(12%)	($4)		(3%)
Less: Notable items		–	11	–	15	–	(11)		(100)	–		–
Other operating expense, Underlying (non-GAAP)[1]		$120	$126	$133	$133	$124	($6)		(5%)	($4)		(3%)

1 As of January 1, 2018, we retrospectively adopted ASU 2017-07, Compensation - Retirement Benefits (Topic 715): Improving the Presentation of Net Periodic Pension Cost and Net Periodic Postretirement Benefit Cost, which requires the service cost component of net periodic pension and postretirement benefit cost to be reported separately in the Consolidated Statements of Operations from the other components. Prior periods have been restated to conform with current period presentation

KEY PERFORMANCE METRICS, NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS – SEGMENTS

(in millions, except ratio data)

		FIRST QUARTER 2018				FOURTH QUARTER 2017				THIRD QUARTER 2017
		Consumer Banking	Commercial Banking	Other	Consolidated	Consumer Banking	Commercial Banking	Other	Consolidated	Consumer Banking	Commercial Banking	Other	Consolidated
Net income available to common stockholders:
Net income (GAAP)	A	$170	$215	$3	$388	$117	$206	$343	$666	$122	$201	$25	$348
Less: Preferred stock dividends		–	–	7	7	–	–	–	–	–	–	7	7

Net income available to common stockholders	B	$170	$215	($4)	$381	$117	$206	$343	$666	$122	$201	$18	$341

Return on average total tangible assets:
Average total assets (GAAP)		$61,348	$50,393	$39,782	$151,523	$60,911	$50,169	$40,031	$151,111	$60,012	$49,833	$40,167	$150,012
Less: Average goodwill (GAAP)		–	–	6,887	6,887	–	–	6,887	6,887	–	–	6,887	6,887
Average other intangibles (GAAP)		–	–	2	2	–	–	2	2	–	–	2	2
Add: Average deferred tax liabilities related to goodwill (GAAP)		–	–	355	355	–	–	531	531	–	–	537	537

Average tangible assets	C	$61,348	$50,393	$33,248	$144,989	$60,911	$50,169	$33,673	$144,753	$60,012	$49,833	$33,815	$143,660

Return on average total tangible assets	A/C	1.12%	1.73%	NM	1.08%	0.76%	1.62%	NM	1.83%	0.81%	1.60%	NM	0.96%
Efficiency ratio:
Noninterest expense (GAAP)	D	$656	$208	$19	$883	$654	$195	$49	$898	$648	$195	$15	$858
Net interest income (GAAP)		733	357	1	1,091	682	367	31	1,080	674	354	34	1,062
Noninterest income (GAAP)		222	125	24	371	229	138	37	404	227	136	18	381

Total revenue (GAAP)	E	$955	$482	$25	$1,462	$911	$505	$68	$1,484	$901	$490	$52	$1,443

Efficiency ratio	D/E	68.72%	43.07%	NM	60.43%	71.90%	38.84%	NM	60.52%	71.88%	39.39%	NM	59.41%

		SECOND QUARTER 2017				FIRST QUARTER 2017
		Consumer Banking	Commercial Banking	Other	Consolidated	Consumer Banking	Commercial Banking	Other	Consolidated
Net income available to common stockholders:
Net income (GAAP)	A	$118	$187	$13	$318	$95	$180	$45	$320
Less: Preferred stock dividends		–	–	–	–	–	–	7	7

Net income available to common stockholders	B	$118	$187	$13	$318	$95	$180	$38	$313

Return on average total tangible assets:
Average total assets (GAAP)		$59,244	$49,731	$40,903	$149,878	$58,660	$49,243	$40,883	$148,786
Less: Average goodwill (GAAP)		–	–	6,882	6,882	–	–	6,876	6,876
Average other intangibles (GAAP)		–	–	2	2	–	–	–	–
Add: Average deferred tax liabilities related to goodwill (GAAP)		–	–	534	534	–	–	531	531

Average tangible assets	C	$59,244	$49,731	$34,553	$143,528	$58,660	$49,243	$34,538	$142,441

Return on average total tangible assets	A/C	0.80%	1.51%	NM	0.89%	0.66%	1.48%	NM	0.91%
Efficiency ratio:
Noninterest expense (GAAP)	D	$644	$192	$28	$864	$647	$190	$17	$854
Net interest income (GAAP)		657	344	25	1,026	638	346	21	1,005
Noninterest income (GAAP)		229	130	11	370	220	134	25	379

Total revenue (GAAP)	E	$886	$474	$36	$1,396	$858	$480	$46	$1,384

Efficiency ratio	D/E	72.64%	40.48%	NM	61.94%	75.41%	39.80%	NM	61.68%